UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2006

         Carnival Corporation                          Carnival plc
       (Exact name of registrant                 (Exact name of registrant
     as specified in its charter)              as specified in its charter)

          Republic of Panama                         England and Wales
     (State or other jurisdiction              (State or other jurisdiction
           of incorporation)                         of incorporation)

                1-9610                                    1-15136
       (Commission File Number)                  (Commission File Number)

              59-1562976                                98-0357772
           (I.R.S. Employer                          (I.R.S. Employer
          Identification No.)                       Identification No.)

         3655 N.W. 87th Avenue              Carnival House, 5 Gainsford Street,
       Miami, Florida 33178-2428              London SE1 2NE, United Kingdom
         (Address of principal                     (Address of principal
          executive offices)                        executive offices)
              (Zip Code)                                (Zip Code)

            (305) 599-2600                          011 44 20 7940 5381
    (Registrant's telephone number,           (Registrant's telephone number,
         including area code)                      including area code)

                 None                                      None
    (Former name or former address,           (Former name or former address,
    if changed since last report.)            if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

      Furnished as exhibit 99.1 to this joint Current Report on Form 8-K are the "Carnival Corporation & plc Consolidated Statements of Operations," "Segment Information" and "Non-GAAP Financial Measures" for each of the three months ended February 28, 2006, February 28, 2005, May 31, 2005, August 31, 2005 and November 30, 2005; for the six months ended May 31, 2005, for the nine months ended August 31, 2005 and for the year ended November 30, 2005.

      These Carnival Corporation & plc Consolidated Statements of Operations, Segment Information and Non-GAAP Financial Measures are being furnished for informational purposes to reflect the retrospective application of the change in our method of accounting for dry-dock costs from the deferral method to the direct expense method. In addition, they include the reclassifications made as a result of our adopting a new chart of accounts in conjunction with our initial implementation of a new worldwide accounting system in the 2006 second quarter. These reclassifications are needed primarily because of the different classifications in prior periods for certain revenue and expense items. The implementation of a global chart of accounts identified these differences and, accordingly, we have recorded these reclassifications in the prior periods to improve comparability.

      In addition on June 16, 2006, Carnival Corporation & plc issued a press release entitled "Carnival Corporation & plc Reports Second Quarter Earnings." A copy of this press release is furnished as Exhibit 99.2 to this report.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

            Exhibit 99.1 Carnival Corporation & plc Consolidated Statements of Operations, Segment Information and Non-GAAP Financial Measures, dated June 16, 2006 (furnished pursuant to Item 2.02).

            Exhibit 99.2 Press release, dated June 16, 2006, (furnished pursuant to Item 2.02).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION                       CARNIVAL PLC


By: /s/Gerald R. Cahill                    By: /s/Gerald R. Cahill
    -------------------                        -------------------
Name:  Gerald R. Cahill                    Name:  Gerald R. Cahill
Title: Executive Vice President            Title: Executive Vice President
and Chief Financial and                    and Chief Financial and
Accounting Officer                         Accounting Officer

Date: June 16, 2006                        Date: June 16, 2006